                                                              EXHIBIT 99.(a)(10)

                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK

                                      OF

                                   IBP, INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED JULY 3, 2001

                                      OF

                         LASSO ACQUISITION CORPORATION
                         A WHOLLY-OWNED SUBSIDIARY OF

                               TYSON FOODS, INC.

  THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, AUGUST 3, 2001, UNLESS THE OFFER IS EXTENDED.

                       THE DEPOSITARY FOR THE OFFER IS:
[LOGO] Wilmington
Trust

          BY MAIL:               BY HAND/OVERNIGHT COURIER:
Corporate Trust Reorg. Svcs.      Wilmington Trust Company
  Wilmington Trust Company   1105 North Market Street, 1st Floor
        P O Box 8861                Wilmington, DE 19801
 Wilmington, DE 19899-8861    Attn: Corporate Trust Operations

                                 BY FACSIMILE:
                                (302) 651-1079

                             CONFIRM BY TELEPHONE:
                                (302) 651-8869

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 4 of the Offer to Purchase.

                                             DESCRIPTION OF SHARES TENDERED

-------------------------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED
     HOLDER(S) (PLEASE FILL IN, IF
  BLANK,EXACTLY AS NAME(S) AND SHARES
      TENDERED APPEAR(S) ON SHARE                                                         SHARES TENDERED
            CERTIFICATE(S))                                                    (ATTACH ADDITIONAL LIST IF NECESSARY)

-------------------------------------------------------------------------------------------------------------------------
                                                                                           TOTAL NUMBER OF      NUMBER
                                                                           CERTIFICATE  SHARES REPRESENTED BY OF SHARES
                                                                            NUMBER(S)*     CERTIFICATE(S)*    TENDERED**

                                                                           ----------------------------------------------
                                                                           ----------------------------------------------
                                                                           ----------------------------------------------
                                                                           ----------------------------------------------
                                                                           ----------------------------------------------
                                                                           ----------------------------------------------
                                                                           TOTAL SHARES
-------------------------------------------------------------------------------------------------------------------------
*  Need not be completed by stockholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the
   Depositary are being tendered. See Instruction 4.


   Holders of outstanding shares of common stock, par value $0.05 per share (the "Shares"), of IBP, inc., whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in
Section 4 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

LOST CERTIFICATES

[_] I HAVE LOST MY CERTIFICATE(S) THAT REPRESENTED     SHARES OF COMMON STOCK
    AND REQUIRE ASSISTANCE IN OBTAINING A REPLACEMENT CERTIFICATE. I UNDERSTAND THAT I MUST CONTACT THE INFORMATION AGENT AND/OR THE COMPANY TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 9.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.

               PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution _________________________________________________

Account Number ________________________________________________________________

Transaction Code Number _______________________________________________________

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

Name(s) of Tendering Stockholder(s) ___________________________________________

Date of Execution of Notice of Guaranteed Delivery ____________________________

Name of Institution which Guaranteed Delivery _________________________________

If delivery is by book-entry transfer:

Name of Tendering Institution _________________________________________________

Account Number ________________________________________________________________

Transaction Code Number _______________________________________________________

Ladies and Gentlemen:

   The undersigned hereby tenders to Lasso Acquisition Corporation (the "Purchaser"), a Delaware corporation and a wholly-owned subsidiary of Tyson Foods, Inc., a Delaware corporation, the above-described shares of common stock, par value $0.05 per share (the "Shares"), of IBP, inc., a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase up to the number of Shares that represent, together with Shares owned by Tyson, 50.1% of the outstanding Shares at $30.00 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 3, 2001, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The Offer is being made pursuant to an Agreement and Plan of Merger dated as of January 1, 2001, among Tyson, Purchaser and the Company, as modified by the Stipulation and Order dated June 27, 2001 among Tyson, Purchaser and the Company. We reserve the right to transfer or assign, in whole or from time to time in part, to one or more of our affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve us of our obligations under the Offer or prejudice your rights to receive payment for Shares validly tendered and accepted for payment.

   Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after the date hereof) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

   The undersigned understands that if more than the number of Shares that represent, together with Shares owned by Tyson, 50.1% of the outstanding Shares are validly tendered and not withdrawn prior to the expiration date of the Offer, Purchaser will accept for payment and pay for only the number of Shares that represent, together with Shares owned by Tyson, 50.1% of the outstanding Shares on a pro rata basis (with appropriate adjustment to avoid purchase of fractional Shares) based on the number of Shares properly tendered by each stockholder prior to the expiration date of the Offer.

   The undersigned hereby irrevocably appoints Les R. Baledge and R. Read Hudson, individually, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after the date hereof), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after the date hereof) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

   The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 4 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

   Unless otherwise indicated under "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

---------------------------------------------------------  ----------------------------------------------------------
             SPECIAL PAYMENT INSTRUCTIONS                               SPECIAL DELIVERY INSTRUCTIONS
              (SEE INSTRUCTIONS 6 AND 7)                                 (SEE INSTRUCTIONS 6 AND 7)

  To be completed ONLY if the check for the pur-             To be completed ONLY if the check for the
chase price of Shares purchased (less the amount of        purchase price of Shares purchased (less the amount
any federal income and backup withholding tax re-          of any federal income and backup withholding tax
quired to be withheld) or certificates for Shares not      required to be withheld) or certificates for Shares not
tendered or not purchased are to be issued in the name     tendered or not purchased or are to be mailed to
of someone other than the undersigned.                     someone other than the undersigned or to the
                                                           undersigned at an address other than that shown below
Mail[_] Check                                              the undersigned's signature(s).
     [_] Certificates to:
                                                           Mail[_] Check
Name ________________________________________________          [_] Certificates to:
                    (PLEASE PRINT)
                                                           Name_____________________________________________________
Address______________________________________________                          (PLEASE PRINT)

                                                           Address__________________________________________________
_____________________________________________________
                                             ZIP CODE
                                                           _________________________________________________________
_____________________________________________________                                                       ZIP CODE
            (TAXPAYER IDENTIFICATION NO.)
                                                           _________________________________________________________
                                                                        (TAXPAYER IDENTIFICATION NO.)
---------------------------------------------------------  ----------------------------------------------------------

                                   SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

  _____________________________________________________________________________

  _____________________________________________________________________________
                           (SIGNATURE(S) OF OWNERS)

  Dated:___________________________________________, 20 _______________________

  Name(s) _____________________________________________________________________

  _____________________________________________________________________________
                            (PLEASE TYPE OR PRINT)

  Capacity (full title) _______________________________________________________

  Address______________________________________________________________________

        _______________________________________________________________________
                              (INCLUDE ZIP CODE)

  Area Code and Telephone Number_______________________________________________

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

  Authorized Signature: _______________________________________________________

  Name: _______________________________________________________________________

  Title: ______________________________________________________________________
                            (PLEASE TYPE OR PRINT)

  Name of Firm: _______________________________________________________________

  Address: ____________________________________________________________________
                              (INCLUDE ZIP CODE)

  Area Code and Telephone No.: ________________________________________________

  Dated: __________________________________________, 20 _______________________

SUBSTITUTE                       PART I--TAXPAYER IDENTIFICATION                     -----------------------------------------------
FORM W-9                         NO.--FOR ALL ACCOUNTS.                                             Social security number
                                                                                                              OR
DEPARTMENT OF THE                                                                    -----------------------------------------------
TREASURY                                                                                        Employer identification number
INTERNAL REVENUE SERVICE         ---------------------------------------------------------------------------------------------------
                                 Enter your taxpayer identification number in the appropriate box.                   PART II
PAYER'S REQUEST FOR TAXPAYER     For most individuals and sole proprietors, this is your Social                 FOR PAYEES EXEMPT
IDENTIFICATION NO.               Security Number. For other entities, it is your Employer                          FROM BACKUP
                                 Identification Number. If you do not have a number, see "How to                   WITHHOLDING
                                 Obtain a TIN" in the enclosed Guidelines. Note: If the account is                (SEE ENCLOSED
-------------------------------- in more than one name, see the chart on page 2 of the enclosed                     GUIDELINES)
                                 Guidelines to determine what number to enter.
-                                ---------------------------------------------------------------------------------------------------

 CERTIFICATION--Under penalties of perjury, I certify that:
 (1)The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me)
    and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal
    Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30.5% of all reportable payments made to me will be withheld;
 (2)I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
 (3)I am a U.S. person (including U.S. resident alien).
------------------------------------------------------------------------------------------------------------------------------------

 Signature: ---------------------------------------------------------- Dated: ------------------------------------------------- , 20

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30.5% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

   2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 4 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Stockholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary by the Expiration Date and
(iii) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 4 of the Offer to Purchase.

   THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

   No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

   3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

   4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

   If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

   If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

   6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

   7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased or not delivered to the Depositary are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such stockholder may designate under "Special Payment Instructions". If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

   8. SUBSTITUTE FORM W-9. Under the federal income tax laws, the Depositary will be required to withhold 30.5% of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the

Depositary with such stockholder's or payee's correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a stockholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit a completed Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. Such a Form W-8BEN can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

   Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 30.5% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30.5% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

   9. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder of a certificate(s) which represented Shares whose certificate(s) has been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Depositary immediately by calling (302) 651-8869. The Depositary will provide such holder will all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen, or destroyed. However, there can be no assurances that such mutilated, lost, stolen or destroyed certificates will be replaced prior to the expiration date of the Offer.

   10. WAIVER OF CONDITIONS. Subject to the Merger Agreement and the Stipulation, the Conditions of the Offer may be waived, in whole or in part, by Purchaser, at any time and from time to time, in the case of any Shares tendered.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions and requests for assistance may be directed to the Information Agent at its telephone numbers and location listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Holders of Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

-------------------------------------------------------------------------------
                        (DO NOT WRITE IN SPACES BELOW)

-------------------------------------------------------------------------------

   Date Received ----------      Accepted By --------      Checked By ---------

-------------------------------------------------------------------------------

                                           AMOUNT
                    SHARES   SHARES  CHECK   OF    SHARES   CERTIFICATE
SHARES SURRENDERED TENDERED ACCEPTED   NO. CHECK  RETURNED      NO.    BLOCK NO.
------------------ -------- -------- ----- ------ -------- ----------- ---------

                                               Gr ------
                                              Net ------

-------------------------------------------------------------------------------
   Delivery Prepared By ----------   Checked By ----------     Date -----------
-------------------------------------------------------------------------------

                    THE INFORMATION AGENT FOR THE OFFER IS:


                        [LOGO] MacKenzie Partners, Inc.

                               156 Fifth Avenue
                           New York, New York 10010
                         (212) 929-5500 (Call Collect)
                      E-mail: proxy@mackenziepartners.com
                                      or
                         CALL TOLL-FREE (800) 322-2885


                     THE DEALER MANAGER FOR THE OFFER IS:

                              MERRILL LYNCH & CO.

                          Four World Financial Center
                           New York, New York 10080
                         Call Collect: (212) 236-3790

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

   GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE
(YOU) TO GIVE THE PAYER--Social security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

----------------------------------------------------------------------------

                                                GIVE THE
                                                SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                       NUMBER OF--

----------------------------------------------------------------------------
1.Individual                                    The individual

2.Two or more individuals (joint account)       The actual owner of the
                                                account or, if combined
                                                funds, the first individual
                                                on the account(1)

3.Custodian account of a minor (Uniform         The minor(2)
  Gift to Minors Act)

4.  aThe usual revocable savings trust          The grantor-trustee(1)
     account (grantor is also trustee)
   bSo-called trust account that is not a legal The actual owner(1)
    or valid trust under state law

5.Sole proprietorship                           The owner(3)


----------------------------------------------------------------------------

-----------------------------------------------------------------------

                                                 EMPLOYER
                                                 IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                        NUMBER OF--

-----------------------------------------------------------------------
6.Sole proprietorship                            The owner(3)

7.A valid trust, estate, or pension trust        The legal entity(4)

8.Corporate                                      The corporation

9.Association, club, religious, The              The organization
  organization charitable, educational, or
  other tax-exempt organization account

10.Partnership                                   The partnership

11.A broker or registered nominee                The broker or nominee

12.Account with the Department of                The public entity
   Agriculture in the name of a public entity
   (such as a State or local government,
   school district, or prison) that receives
   agricultural program payments

-----------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2)   Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    PAGE 2
OBTAINING A NUMBER
If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from withholding include:
 . An organization exempt from tax under section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
 . The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
 .  An international organization or any agency or instrumentality thereof.
 . A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:
 .  A corporation.
 .  A financial institution.
 .  A dealer in securities or commodities required to register in the United
   States, the District of Columbia, or a possession of the United States.
 .  A real estate investment trust.
 .  A common trust fund operated by a bank under section 584(a).
 .  An entity registered at all times during the tax year under the Investment
   Company Act of 1940.
 .  A middleman known in the investment community as a nominee or custodian.
 .  A futures commission merchant registered with the Commodity Futures Trading
   Commission.
 .  A foreign central bank of issue.
 .  A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:
 . Payments to nonresident aliens subject to withholding under Section 1441. . Payments to partnerships not engaged in a trade or business in the United
   States and that have at least one nonresident alien partner.
 .  Payments of patronage dividends not paid in money.
 .  Payments made by certain foreign organizations.
 .  Section 404(k) distributions made by an ESOP.

Payments of interest generally exempt from backup withholding include:
 . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.
 .  Payments of tax-exempt interest (including exempt-interest dividends under section 852).
 .  Payments described in section 6049(b)(5) to nonresident aliens.
 .  Payments on tax-free covenant bonds under section 1451.
 .  Payments made by certain foreign organizations.
 .  Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, AND RETURN TO THE PAYER. ALSO SIGN AND DATE THE FORM. FOREIGN PAYEES WHO ARE NOT SUBJECT TO BACKUP WITHHOLDING SHOULD COMPLETE A FORM W-8BEN.

PRIVACY ACT NOTICE. Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30.5% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
   (1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

   (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

   (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.